UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 25, 2013

Immune Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51290	52-1841431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 Old Saw Mill River Rd., Tarrytown, New York		10591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-606-3500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

This Current Report on Form 8-K/A is the second amendment to the Current Report on Form 8-K filed by Immune Pharmaceuticals Inc. on August 29, 2013 which reported the closing on August 25, 2013 of the merger of Immune Pharmaceuticals Inc. (formerly EpiCept Corporation (“EpiCept”)) with Immune Pharmaceuticals Ltd. (“Immune Ltd.”) in accordance with the terms of that certain Merger Agreement and Plan of Reorganization, dated as of November 7, 2012, and as amended on November 27, 2012, February 11, 2013, March 14, 2013 and June 17, 2013, by and among EpiCept, EpiCept Israel Ltd. and Immune Ltd. This amendment is being filed solely to provide, as Exhibit 99.3, the unaudited pro forma condensed consolidated balance sheet as of June 30, 2013 and unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2013 and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012, all of which were inadvertently omitted from the 8-K/A filed by the registrant on October 30, 2013.

Item 9.01 Financial Statements and Exhibits.

(a) Pro Forma Financial Information.

The following unaudited pro forma consolidated financial statements giving effect to the merger of EpiCept and Immune Ltd., completed August 25, 2013 (as of June 30, 2013) are included in this report:

(i) Unaudited pro forma condensed consolidated balance sheet as of June 30, 2013 and unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2013.

(ii) Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012.

(b) Exhibits.

99.3 Unaudited pro forma condensed consolidated balance sheet as of June 30, 2013 and unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2013 and unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immune Pharmaceuticals Inc.

October 31, 2013	By:	/s/ Robert W. Cook

Name: Robert W. Cook
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.3	Unaudited pro forma condensed consolidated balance sheet as of June 30, 2013 and unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2013 and Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012.